Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934


                          Date of Report April 14, 2000
                          -----------------------------
                        (Date of earliest event reported)



                              HomeServices.Com Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)



   Delaware               000-27327         41-1945806
------------------------------------------------------
(State or other        (Commission File    (IRS Employer
 jurisdiction of            Number)     Identification No.)
 incorporation or
 organization)



 6800 France Avenue South, Suite 600  Edina, Minnesota         55435
--------------------------------------------------------------------
(Address of principal executive offices)                     Zip Code




Registrant's Telephone Number, including area code:  (612) 928-5900
                                                   ----------------




                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         The Registrant announced today that it has been advised by its largest shareholder, MidAmerican Energy Holdings Company ("MEHC"), that MEHC has purchased an additional 500,000 outstanding common shares of the Registrant in a block trade at the market price from U.S. Bancorp Piper Jaffray for long-term investment purposes.

Item 7.  Exhibits

         Exhibit 1 - Press Release dated March 14, 2000

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HomeServices.Com Inc.

Dated:  April 14, 2000              By:     /s/  Douglas L. Anderson
                                        ----------------------------
                                            Douglas L. Anderson
                                            Assistant Secretary

                                                                      Exhibit 1

NEWS RELEASE
FOR IMMEDIATE RELEASE

For more information, contact:
Kara Paymar, Public Relations                                 (612) 928-5068
Jodie Stephens, Investor Relations                            (888) 485-0018

     HomeServices.Com Announces Increase in Holdings by Largest Shareholder

MINNEAPOLIS, MINNESOTA, April 14, 2000 - HomeServices.Com Inc. (Nasdaq: HMSV), announced today that it has been advised by its largest shareholder, MidAmerican Energy Holdings Company (MEHC), that MEHC has purchased an additional 500,000 outstanding common shares in a block trade at the market price from U.S.Bancorp Piper Jaffray for long-term investment purposes as MEHC believes the HMSV common stock is currently undervalued in the market. With this additional investment, MEHC owns approximately 81.5% of HMSV's outstanding common stock.

HomeServices, based in Minneapolis, is the nation's second-largest full-service independent residential real estate brokerage firm in the country based on closed transaction sides. It also offers integrated real estate services, including mortgage, title and closing services, and is developing various related e-commerce services. HomeServices currently operates primarily under the Edina Realty, Iowa Realty, CBSHOME Real Estate, J.C. Nichols Residential, Long Realty, Paul Semonin Realtors, Carol Jones Realty, First Realty Better Homes and Gardens, and Champion Realty brand names in the following 12 states: Minnesota, Iowa, Nebraska, Kansas, Missouri, Arizona, Kentucky, Wisconsin, Indiana, North Dakota, South Dakota and Maryland. HomeServices occupies the number one or number two market share positions in each of its major markets, operates 160 branch offices, has approximately 6,350 sales associates and has an average 54-year operating history in its major markets. Information about HomeServices and its principal subsidiary companies is available on the Internet at www.homeservices.com.

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